Exhibit 99.2

THE BANCORP INVESTOR PRESENTATION JANUARY 2024

2 DISCLOSURES Statements in this presentation regarding The Bancorp, Inc.’s (“The Bancorp”) business that are not historical facts or concern earnings guidance or the 2030 plan are “forward - looking statements”. These statements may be identified by the use of forward - looking terminology, including the words “may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “intend,” “plan," or similar words, and are based on current expectations about important business, economic, political, and technological factors, among others, and are subject to risks and uncertainties, which could cause the actual results, events or achievements to differ materially from those set forth in or implied by the forward - looking statements and related assumptions. 2024 guidance and long - term financial targets in this presentation assume achievement of management’s credit roadmap growth goals as described herein and other growth goals. If such assumptions are not met, guidance and long - term financial targets might not be reached. For further discussion of these risks and uncertainties, see the “risk factors” sections contained, in The Bancorp’s Annual Report on Form 10 - K for the year ended December 31, 2022 and in its other public filings with the SEC. In addition, these forward - looking statements are based upon assumptions with respect to future strategies and decisions that are subject to change. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. The forward - looking statements speak only as of the date of this presentation. The Bancorp does not undertake to publicly revise or update forward - looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. This presentation contains information regarding financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), such as those identified in the Appendix. As a result, such information may not conform to SEC Regulation S - X and may be adjusted and presented differently in filings with the SEC. Any non - GAAP financial measures used in this presentation are in addition to, and should not be considered superior to, or a substitute for, financial statements prepared in accordance with GAAP. Non - GAAP financial measures are subject to significant inherent limitations. The non - GAAP measures presented herein may not be comparable to similar non - GAAP measures presented by other companies. This information may be presented differently in future filings by The Bancorp with the SEC. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third - party service providers. The Bancorp makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of such information. Past performance is not indicative nor a guarantee of future results. Copies of the documents filed by The Bancorp with the SEC are available free of charge from the website of the SEC at www.sec.gov as well as on The Bancorp’s website at www.thebancorp.com . This presentation is for information purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities. Neither the SEC nor any other regulatory body has approved or disapproved of the securities of The Bancorp or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. FORWARD LOOKING STATEMENTS & OTHER DISCLOSURES

3 FINANCIAL PERFORMANCE DELIVERING STRONG FINANCIAL PERFORMANCE 2023 2022 2021 2020 31% 12% 13% 14% REVENUE GROWTH 1 GROWTH 26% 19% 18% 15% ROE PROFITABILITY 2.6% 1.8% 1.7% 1.3% ROA 41% 48% 53% 59% EFFICIENCY RATIO 1 SCALABLE PLATFORM KEY FINANCIAL METRICS 1 Please see Appendix slide 31 for reconciliation of revenue growth over comparable prior year period and efficiency ratio Increasing levels of profitability Platform delivering operating leverage Capitalized on interest rate environment SUSTAINED PERFORMANCE The Bancorp is continuing to deliver high quality financial performance

4 EARNINGS GUIDANCE DELIVERING STRONG FINANCIAL PERFORMANCE GUIDANCE Our 2024 guidance 1 is $4.25 per share as we maintain strong momentum across our platform 1 2024 guidance assumes achievement of management’s strategic goals as described elsewhere in this presentation and other budge tar y goals. $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 2021 2022 2023 2024 Guidance EARNINGS PER SHARE $1.88 $2.27 $3.49 $4.25

5 THE BANCORP CORE BUSINESS MODEL FINTECH SOLUTIONS GENERATES NON - INTEREST INCOME AND ATTRACTS STABLE, LOWER - COST DEPOSITS DEPLOYED INTO LOWER RISK ASSETS IN SPECIALIZED MARKETS THE BANCORP BUSINESS MODEL FINTECH SOLUTIONS Enabling fintech companies by providing card sponsorship and facilitating other payments activities COMMERCIAL LENDING Small business lending and commercial fleet leasing + INSTITUTIONAL BANKING Lending solutions for wealth management firms REAL ESTATE BRIDGE LENDING Focus on workforce housing in select markets PAYMENTS Market - leading payment activities generate stable, non - interest income and lower - cost deposits LENDING Niche lending in specialized categories

6 FINTECH PARTNER BANK FINTECH LEADERSHIP PAYMENT NETWORKS FACILITATE payments between parties via the card networks. PROGRAM MANAGERS CLIENT FACING platforms deliver highly scalable banking solutions to customers with emphasis on customer acquisition and technology. REGULATORS OVERSIGHT of domestic banking and payments activities. PROCESSORS BACK - OFFICE support for program managers providing record keeping and core platform services. FINTECH ECOSYSTEM Enabling fintech companies by providing industry leading card issuing, payments facilitation and regulatory expertise to a diversified portfolio of clients

7 SPECIALIZED LENDING SPECIALIZED LENDING BUSINESS LINES LENDING BUSINESSES Core lending businesses are comprised of our main, lower risk lending activities Institutional Banking $1.8B Emphasize core business lines and add related products and enter adjacent markets Expand commercial real estate bridge lending with focus on workforce apartments Remain positioned to capitalize on credit sponsorship opportunities Maintain balance sheet flexibility as we approach $10B in total assets Real Estate Bridge Lending $2.2B Small Business $0.9B Leasing $ 0.7B CORE LENDING BUSINESSES AS OF Q4 2023 TOTAL $ 5.6 B Established Operating Platform Scalable technology, operations and sales platforms across lending business to support sustained growth STRATEGIC OUTLOOK

8 NEW 2030 STRATEGY OUR 2030 STRATEGY OVERVIEW Our new 2030 strategy encompasses previous goals outlined in Vison 700 while adding new fintech opportunities Build on our strengths Create new opportunities Sustain revenue growth Enhance profitability Avert substantial event - risk Keep balance sheet under $10B Avoid potential regulatory issues + + + + EVALUATION FRAMEWORK BEING MINDFUL OF: How can we build on our leading fintech partner bank model and specialized lending businesses?

NEW 2030 STRATEGY *Without competing with our partners 1 PROVIDE NEW FINTECH SERVICES 3 SUPPORT FINTECH LENDING 2 MONETIZE CORE COMPETENCIES Our new 2030 plan comprises new opportunities identified across various strategic pathways: 1 Long term guidance assumes achievement of management’s long - term strategic plan as described elsewhere in this presentation, imp act of realized and expected interest rate movement, and other budgetary goals. TOTAL REVENUE >$1 Billion ROE >40% ROA >4.0% LEVERAGE > 10% LONG TERM FINANCIAL TARGETS 1 • Niche program management • Embedded Finance • Regulatory services • Middle office technologies • Diversified holdings across many programs with significant distribution of assets APEX 2030

FINTECH SOLUTIONS: DEPOSIT & FEE GENERATION

11 FINTECH SOLUTIONS: FEE & DEPOSIT GENERATING ACTIVITIES ENABLING LEADING FINTECH COMPANIES DEBIT PROGRAM MANAGERS (CHALLENGER BANKS) PREPAID/STORED VALUE PROGRAM MANAGERS • Provides physical and virtual card issuing • Maintains deposit balances on cards • Facilitates payments into the card networks as the sponsoring bank • Established risk and compliance function is highly scalable #6 Debit Issuing Bank 2022 2 #1 Prepaid Issuing Bank 2022 2 • Government • Employer Benefits • Corporate Disbursements • Payroll • Gift 1 Includes non - interest income from prepaid and debit card issuance plus ACH, card and other payments processing fees. 2 Nilson Report, April 2023. % TOTAL BANK REVENUE 2023 1 21 % GROSS DOLLAR VOLUME GROWTH Q4 2023 VS Q4 2022 13%

12 FINTECH SOLUTIONS : ESTABLISHED OPERATING PLATFORM SCALABLE PLATFORM ESTABLISHED OPERATING PLATFORM • Infrastructure in place to support significant growth • Long - term relationships with multiple processors enable efficient onboarding • Continued technology investments without changes to expense base REGULATORY EXPERTISE • Financial Crimes Risk Management program with deep experience across payments ecosystem • Customized risk and compliance tools specific to the Fintech Industry OTHER PAYMENTS OFFERINGS • Rapid Funds instant payment transfer product • Potential to capitalize on credit - linked payments opportunities • Additional payments services include ACH processing for third parties INNOVATIVE SOLUTIONS Our platform supports a wide variety of strategic fintech partners through our established processor relationships, regulatory expertise and suite of other payments products

13 FINTECH SOLUTIONS : STABLE, LOWER - COST DEPOSIT GENERATOR DEPOSIT GROWTH FROM FINTECH BUSINESS HIGHLIGHTS • Stable, lower - cost deposit base anchored by multi - year, contractual relationships in our Fintech Solutions business • Fintech Solutions growth driven by increased transactional volume due to electronic banking migration and the addition of new partners $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 2019 2020 2021 2022 2023 AVERAGE DEPOSITS BY PERIOD ($ BILLIONS) Fintech Solutions Group (Prepaid and Debit Card Issuance and other payments) Institutional Banking (checking and money market for higher net worth individuals) Other (Includes time deposits and other legacy deposit programs) 2.32% 0.82% 0.10% 0.25% 0.85% COST OF DEPOSITS $4.0 $5.2 $5.7 $6.3 $6.4

14 FINTECH SOLUTIONS : STABLE, LOWER - COST DEPOSIT GENERATOR STABLE DEPOSITS & SIGNIFICANT BALANCE SHEET LIQUIDITY STRONG POSITIONING Our deposit base is primarily comprised of granular, small balance, FDIC insured accounts and we maintain significant borrowing capacity on our credit lines ESTIMATED INSURED VS OTHER UNINSURED DEPOSITS December 31, 2023 91% Insured 5% Low balance accounts 4% Other uninsured 100% Total deposits SUMMARY OF CREDIT LINES AVAILABLE December 31, 2023 (Dollars in millions) 1,947 $ Federal Reserve Bank 732 Federal Home Loan Bank 2,679 $ Total lines of credit available 91% INSURED DEPOSITS Primarily consist of low balance accounts 0% UTILIZATION At December 31, 2023

LOANS & LEASES: SPECIALIZED WITH LOW LOSS HISTORIES

16 LOANS & LEASES STRATEGIC OUTLOOK Optimize balance sheet and r emain positioned to capitalize on credit sponsorship opportunities KEY CONSIDERATIONS FOR LENDING GROWTH MANAGE CREDIT RISK TO DESIRED LEVELS OPTIMIZE NET INTEREST MARGIN AND MONITOR INTEREST RATE SENSITIVITY MANAGE REAL ESTATE EXPOSURE TO CAPITAL LEVELS MAINTAIN FLEXIBILITY AS WE APPROACH $10B TOTAL ASSETS Building an asset mix that drives earnings and profitability while maintaining desired credit and interest rate risk characteristics

17 LOANS & LEASES: STRONG COLLATERAL AND GOVERNMENT GUARANTEES LOWER RISK LOAN PORTFOLIO % OF TOTAL PORTFOLIO 12/31/2023 PRINCIPAL BALANCE ($ MILLIONS) BALANCE SHEET CATEGORY BUSINESS LINE 38% $ 2,168 Multifamily - commercial real estate (A) Real Estate Bridge Lending <1% 27 Hospitality - commercial real estate <1% 12 Retail - commercial real estate <1% 9 Other 39% 2,216 Total 17% 980 Securities - backed lines of credit (SBLOC) ( B) Institutional Banking 11% 647 Insurance - backed lines of credit (IBLOC) (C) 4% 222 Advisor Financing 32% 1,849 Total 7% 399 U.S. government guaranteed portion of SBA loans ( D) Small Business Lending <1% 2 Pay check Protection Program Loans (PPP) ( D) 5% 284 Commercial mortgage SBA ( E) 2% 113 Non - guaranteed portion of U.S. govn’t guaranteed 7(a) loans <1% 46 Non - SBA small business loans <1% 29 Other <1% 12 Construction SBA 15% 885 Total 13% 686 Leasing ( F) Commercial Fleet Leasing 1% 51 Other Other 100% $ 5,687 Total principal LOWER HISTORIC CREDIT LOSS NICHES A. Comprised of workforce apartment buildings in carefully selected areas B. SBLOC loans are backed by marketable securities with nominal credit losses C. IBLOC loans are backed by the cash value of life insurance policies with nominal credit losses D. Portion of small business loans fully guaranteed by the U.S. government E. 50% - 60% loan to value ratios at origination F. Recourse to vehicles

18 LOANS & LEASES: REAL ESTATE BRIDGE LENDING COMMERCIAL REAL ESTATE BRIDGE LENDING % TOTAL WEIGHTED AVG INTEREST RATE ORIGINATION DATE LTV BALANCE # LOANS TYPE 98% 9.3% 71% $ 2,168 157 Multifamily (apartments) 1% 9.8% 65% 27 2 Hospitality (hotels and lodging) <1% 8.2% 72% 12 2 Retail <1% 5.0% 73% 9 2 Other 100% 9.3% 72% $ 2,216 163 Total COMMERCIAL REAL ESTATE LOANS BY TYPE ($MILLIONS) 12/31/2023 $2.0B PORTFOLIO LOANS ORIGINATED SINCE Q3 2021 RESUMPTION (ALL APARTMENT BUILDINGS) BUSINESS OVERVIEW: • Resumed floating rate bridge lending business in Q3 2021 • Lending focus on workforce apartment buildings in carefully selected markets Real estate bridge lending • Vast majority of loans are apartment buildings including all the top 30 exposures • Loans originated prior to Q3 2021 will continue to be accounted for at fair value • Loans originated in 2021 and after will be held for investment and use the Current Expected Credit Loss (CECL) methodology PORTFOLIO ATTRIBUTES APARTMENTS – 98% LODGING – 1% RETAIL – <1% OTHER - <1% ASSET CLASSES — % PORTFOLIO

19 LOANS & LEASES: INSTITUTIONAL BANKING INSTITUTIONAL BANKING BUSINESS OVERVIEW: • Automated loan application platform, Talea, provides industry - leading speed and delivery • Securities - backed lines of credit provide fast and flexible liquidity for investment portfolios • Insurance - backed lines of credit provide fast and flexible borrowing against the cash value of life insurance • Advisor Finance product provides capital to transitioning financial advisors to facilitate M&A, debt restructuring, and the development of succession plans • Deposit accounts for wealth management clients • Nominal historical credit losses STRATEGIC OUTLOOK: • Continue momentum across current SBLOC, IBLOC and Advisor Finance products • Evaluate new lending opportunities in adjacent markets • Market dynamics support business model • Advisors shifting from large broker/dealers to independent platforms • Sector shift to fee - based accounts • Emergence of new wealth management providers LENDING AND BANKING SERVICES FOR WEALTH MANAGERS The Bancorp’s business model allows us to build banking solutions to “spec” without competing directly with our partner firms. We do not have any associated asset managers, proprietary advisory programs, or related programs. Our singular focus is to help our partner firms stay competitive in the marketplace and to grow and retain assets ALWAYS A PARTNER, NEVER A COMPETITOR $ 1.8 B Q4 2023 PORTFOLIO SIZE 6.8% 12/31/2023 EST. YIELD

20 LOANS & LEASES: INSTITUTIONAL BANKING LOAN PORTFOLIO PRIMARILY COMPRISED OF SECURITIES & CASH VALUE LIFE INSURANCE LENDING % OF PORTFOLIO PRINCIPAL BALANCE LOAN TYPE 53% $ 980 Securities - backed lines of credit (SBLOC) 35% 647 Insurance - backed lines of credit (IBLOC) 12% 222 Advisor Financing 100% $ 1,849 Total INSTITUTIONAL BANKING LOANS ($MILLIONS) 12/31/2023 % PRINCIPAL TO COLLATERAL PRINCIPAL BALANCE 20% $ 11 94% 9 39% 9 41% 9 94% 9 72% 8 68% 8 27% 8 52% 8 74% 7 57% $ 86 Total TOP 10 SBLOC LOANS ($MILLIONS) 12/31/2023 SECURITIES - BACKED LINES OF CREDIT • Nominal historical credit losses • Underwriting standards of generally 50% to equities and 80% or more to fixed income securities INSURANCE - BACKED LINES OF CREDIT • Nominal historical credit losses • Loans backed by the cash value of insurance policies PORTFOLIO ATTRIBUTES

The Bancorp
21
LOANS & LEASES: SMALL BUSINESS LENDING

SMALL BUSINESS LENDING

SBA AND OTHER SMALL BUSINESS LENDING

BUSINESS OVERVIEW:

- Established a distinct platform within the fragmented SBA market
  - National portfolio approach allows pricing and client flexibility
  - Solid credit performance demonstrated over time
  - Client segment strategy tailored by market

STRATEGIC OUTLOOK:

- Continue delivering growth within existing small business lending platform while entering new verticals and growing the SBAlliance™
- SBAlliance™ program provides lending support to banks and financial institutions who need SBA lending capabilities through products such as:
  - Wholesale loan purchases
  - Vertical focus with expansion of funeral home lending program

$885B
Q4 2023 PORTFOLIO SIZE

7.3%
12/31/2023 EST. YIELD

~$800K
AVERAGE 7(a) LOAN SIZE

CONFIDENTIAL
© 2024 The Bancorp Bank N.A.

The Bancorp
22
LOANS & LEASES: STRONG COLLATERAL & GOVERNMENT GUARANTEES

SMALL BUSINESS LENDING

SMALL BUSINESS LOANS BY TYPE[1] ($MILLIONS)
12/31/2023

TYPE	SBL COMMERCIAL MORTGAGE	SBL CONSTRUCTION	SBL NON-REAL ESTATE	TOTAL
Hotels and motels	$ 77	$ -	$ -	$ 77
Funeral homes and funeral services	41	-	-	41
Full-service restaurants	24	6	2	32
Car washes	19	-	-	19
Child day care services	16	2	2	20
Outpatient mental health and substance abuse centers	15	-	-	15
Homes for the elderly	13	-	-	13
Gasoline stations with convenience stores	12	-	-	12
Fitness and recreational sports centers	8	-	2	10
Lessors of other real estate property	9	-	1	10
Offices of lawyers	9	-	-	9
Limited-service restaurants	3	1	3	7
Caterers	7	-	-	7
General warehousing and storage	7	-	-	7
Other	143	5	28	176
Total	**$ 403**	**$ 14**	**$ 38**	**$ 455**

SMALL BUSINESS LOANS BY STATE[1] ($MILLIONS)
12/31/2023

STATE	SBL COMMERCIAL MORTGAGE	SBL CONSTRUCTION	SBL NON-REAL ESTATE	TOTAL
California	$ 82	$ 5	$ 3	$ 90
Florida	68	1	3	72
North Carolina	38	1	2	41
Pennsylvania	34	-	1	35
New York	25	2	2	29
New Jersey	17	3	4	24
Texas	18	-	6	24
Georgia	20	1	2	23
Other States <$15 million	101	1	15	117
Total	**$ 403**	**$ 14**	**$ 38**	**$ 455**

PORTFOLIO ATTRIBUTES

TYPE DISTRIBUTION
- Diverse product mix
- Commercial mortgage and construction are generally originated with 50%-60% LTV's

GEOGRAPHIC DISTRIBUTION
- Diverse geographic mix
- Largest concentration in California representing 20% of total

[1]Excludes the government guaranteed portion of SBA 7(a) loans and PPP loans.

CONFIDENTIAL © 2024 The Bancorp Bank N.A.

The Bancorp
LOANS & LEASES: COMMERCIAL FLEET LEASING
23

COMMERCIAL FLEET LEASING

NICHE-VEHICLE FLEET LEASING SOLUTIONS

BUSINESS OVERVIEW:

- Niche provider of vehicle leasing solutions
  - Focus on smaller fleets (less than 150 vehicles)
  - Direct lessor (The Bancorp Bank, N.A. sources opportunities directly and provides value-add services such as outfitting police cars)
  - Historical acquisitions of small leasing companies have contributed to growth
- Mix of commercial (~85%), government agencies and educational institutions (~15%)

STRATEGIC OUTLOOK:

- Continue enhancing platform and growing balances
  - Enhanced sales process and support functions
  - Pursuing technology enhancements to scale business with efficiency
- Constantly evaluating organic and inorganic growth opportunities in the vehicle space

$686M
Q4 2023 PORTFOLIO SIZE

7.4%
12/31/2023 EST. YIELD

CONFIDENTIAL
© 2024 The Bancorp Bank N.A.

24 LOANS & LEASES: COMMERCIAL FLEET LEASING PORTFOLIO COMMERCIAL FLEET LEASING • Largest concentration is construction and government sectors • Of the $686M total portfolio, $612M are vehicle leases with the remaining $74M comprised of equipment leases PORTFOLIO ATTRIBUTES TOTAL BALANCE TYPE 16% $ 109 Government agencies and public institutions 15% 106 Waste management and remediation services 15% 104 Construction 11% 76 Real estate and rental and leasing 5% 35 Manufacturing 5% 33 Finance and insurance 4% 26 Health care and social assistance 4% 26 Other services (except public administration) 4% 25 General freight trucking 3% 22 Professional, scientific, and technical services 3% 18 Wholesale trade 2% 15 Utilities 2% 14 Transportation and warehousing 11% 77 Other 100% $ 686 Total DIRECT LEASE FINANCING BY STATE ($MILLIONS) 12/31/2023 TOTAL BALANCE STATE 14% $ 98 Florida 10% 67 Utah 8% 57 California 7% 51 New York 6% 42 Pennsylvania 6% 39 New Jersey 5% 35 North Carolina 5% 33 Maryland 5% 31 Texas 4% 30 Connecticut 2% 17 Idaho 2% 15 Washington 2% 14 Georgia 2% 13 Ohio 2% 12 Alabama 20% 132 Other states 100% $ 686 Total DIRECT LEASE FINANCING BY TYPE ($MILLIONS) 12/31/2023

FINANCIAL REVIEW

26 FINANCIAL REVIEW: LOAN LOSS RESERVE REVENUE GROWTH HAS SIGNIFICANTLY EXCEEDED EXPENSE GROWTH 1 Revenue includes net interest income and non - interest income. Please see Appendix slide 31. 2 Non - interest income as percentage of average assets ranks in top 10% of the uniform bank performance report peer group through Q 3 2023. $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 2020 2021 2022 2023 NON - INTEREST EXPENSE $ Millions $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2020 2021 2022 2023 REVENUE 1 $ Millions HIGHLIGHTS • Net interest income growth driven by increased NIM from heightened interest rate environment • Greater ratio of non - interest income to total assets compared to peers 2

27 FINANCIAL REVIEW: EARNINGS AND PROFITABILITY ALLOWANCE FOR CREDIT LOSSES REFLECTS OUR LOWER - RISK LOAN PORTFOLIO 1 Please see Appendix slide 32 for GAAP to Non - GAAP reconciliation of adjusted allowance for credit losses to GAAP allowance for c redit losses as % of adjusted loan balance (excluding SBLOC & IBLOC). HIGHLIGHTS • Nominal historical losses across SBLOC, IBLOC. and Advisor Finance • Adoption of CECL methodology in 2020 $0 $5 $10 $15 $20 $25 $30 2019 2020 2021 2022 2023 ALLOWANCE FOR CREDIT LOSSES ($MILLIONS) Small Business HELOC/Consumer/Other SBLOC/IBLOC/Advisor Financing 0.5% 0.4% 0.5% 0.6% 0.6% Allowance for credit losses as % of loan balance 0.7% 0.7% 0.9% 1.4% 1.2% Adjusted allowance for credit losses as % of loan balance (excluding SBLOC & IBLOC) 1 Leasing Real Estate Bridge Lending

28 FINANCIAL REVIEW: HISTORICAL CAPITAL POSITION CAPITAL POSITION HIGHLIGHTS • Increased the planned stock buyback 2 to $50M per quarter for 2024 • Corporate governance requires periodic assessment of capital minimums • Capital planning includes stress testing for unexpected conditions and events 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 2020 2021 2022 2023 5.0% 12.4% 10.7% 10.9% 9.1% Tier 1 Leverage Ratio 8% 17% 15% 15% 14% Tier 1 Risk - based Capital Ratio (RBC) 1 10% 18% 15% 16% 15% Total Risk - based Capital Ratio Tier 1 Capital Ratio Total RBC Ratio Tier 1 Leverage Ratio THE BANCORP BANK, N.A. CAPITAL RATIOS Well - capitalized minimum 1 Common Equity Tier 1 to risk weighted assets is identical to Tier 1 risk - based ratio and has a 6.5% well capitalized minimum. 2 Buyback may be modified without notice at any time.

29 WE HAVE EXECUTED OUR STRATEGIC PLAN AND CONTINUE TO IMPROVE FINANCIAL PERFORMANCE FINANCIAL REVIEW: EARNINGS AND PROFITABILITY LONG - TERM TARGETS 2023 2022 2021 2020 PERFORMANCE METRICS >40% 25.6% 19.3% 17.9% 15.1% ROE > 4.0% 2.59% 1.81% 1.68% 1.34% ROA $3.49 $2.27 $1.88 $1.37 EPS >10% 12.4% 10.7% 10.9% 9.1% Bancorp Bank, N.A. Leverage Ratio <$10B $7.7B $7.9B $6.8B $6.3B Total Assets 41% 48% 53% 59% Efficiency Ratio 1 1 Please see Appendix slide 31 for calculation of efficiency ratio. Decreases in the efficiency ratio indicate greater efficien cy, i.e., lower expenses vs higher revenue.

APPENDIX

31 GAAP REVENUE & EFFICIENCY RATIO CALCULATIONS APPENDIX ($ millions) 2023 2022 2021 2020 2019 The Bancorp $ 354,052 $ 248,841 $ 210,876 $ 194,866 $ 141,288 Net interest income 112,094 105,683 104,749 84,617 104,127 Non - interest income 466,146 354,524 315,625 279,483 245,415 Total revenue 31% 12% 13% 14% Growth (Current period over previous period) $ 191,042 $ 169,502 $ 168,350 $ 164,847 $ 168,521 Non - interest expense 41% 48% 53% 59% 69% Efficiency Ratio 1 Payments non - interest income (Fintech Solutions business line) $ 9,822 $ 8,935 $ 7,526 $ 7,101 $ 9,376 ACH, card and other payment processing fees 89,417 77,236 74,654 74,465 65,141 Prepaid, debit card and related fees $ 99,239 $ 86,171 $ 82,180 $ 81,566 $ 74,517 Total payments (Fintech Solutions) non - interest income 21% 24% % of Total revenue 1 The efficiency ratio is calculated by dividing GAAP total non - interest expense by the total of GAAP net interest income and non - interest income. This ratio compares revenues generated with the amount of expense required to generate such revenues, and may be used as one measure of overall efficiency .

32 RECONCILIATION OF NON - GAAP FINANCIAL METRICS TO GAAP APPENDIX ($ millions) 2023 2022 2021 2020 2019 $ 27,378 $ 22,374 $ 17,806 $ 16,082 $ 10,238 Allowance for credit losses on loans and leases GAAP 814 1,167 964 775 553 Allowance for credit losses on SBLOC & IBLOC 26,564 21,207 16,842 15,307 9,685 Adjusted allowance for credit losses excluding SBLOC & IBLOC 5,361,139 5,486,853 3,747,224 2,652,323 1,824,245 Total loans and leases GAAP 1,627,285 2,332,469 1,929,581 1,550,086 1,024,420 SBLOC & IBLOC $ 3,733,854 $ 3,154,384 $ 1,817,643 $ 1,102,237 $ 799,825 Adjusted total loans and leases excluding SBLOC & IBLOC 0.5% 0.4% 0.5% 0.6% 0.6% Allowance for credit losses as % of total loans and leases balance GAAP 0.7% 0.7% 0.9% 1.4% 1.2% Adjusted allowance for credit losses as % of adjusted total loans and leases balance 1 1 Management excludes SBLOC and IBLOC in certain of its internal analysis, due to the nature of the related loan collateral. S BLO C are collateralized by marketable securities, with loan to values based upon guideline percentages which vary based upon security type. IBLOC are collateralized by the ca sh value of life insurance.